EXHIBIT 1

March 18, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.

Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated March 18, 2003 of eClickMD, Inc., related to the resignation of King Griffin & Adamson P.C. to allow its successor entity KBA Group LLP to be engaged as eClickMD, Inc.'s, independent accountants and are in agreement with the statements contained in Item 4 (a) paragraphs (1), (2),
(4) and (5) therein.

                                           Very truly yours,



                                           /s/ KING GRIFFIN & ADAMSON P.C.
                                           -------------------------------------
                                           KING GRIFFIN & ADAMSON P.C.


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